UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2025
PORCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39142	84-2587663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 1st Avenue S., Suite 501
Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)
(855) 767-2400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Porch Group, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 11, 2025. Present at the Annual Meeting virtually or represented by proxy were holders of 90,535,742 shares of common stock of the Company, representing 88.5% of the Company's voting power as of the close of business on the April 14, 2025 record date.

The voting results for the proposals considered and voted upon at the Annual Meeting are set forth below, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2025.

1.Each of the following persons was duly elected by the Company’s stockholders to serve as a director on the Board of Directors until the Company’s 2026 Annual Meeting of Stockholders and until their successor is duly elected and qualified, subject to their earlier resignation, removal, or termination of service, with 98.3% to 99.2% of the votes cast in favor each person as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Matthew Ehrlichman	73,999,103	952,378	15,584,261
Sean Kell	73,656,491	1,294,990	15,584,261
Rachel Lam	74,342,780	608,701	15,584,261
Alan Pickerill	74,318,180	633,301	15,584,261
Amanda Reierson	74,352,705	598,776	15,584,261
Maurice Tulloch	74,211,758	739,723	15,584,261
Camilla Velasquez	74,230,952	720,529	15,584,261
Regi Vengalil	74,366,127	585,354	15,584,261

2.The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified by the Company’s stockholders, with 99.9% of the votes cast in favor of the proposal as follows:

FOR	AGAINST	ABSTAIN
89,545,653	37,382	952,707

3.The compensation of the Company’s named executive officers was approved by the Company’s stockholders, on an advisory (non-binding) basis, with 80.7% of the votes cast in favor of the proposal as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
60,197,932	14,424,797	328,752	15,584,261

No other matters were submitted for stockholder action at the Annual Meeting.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Matthew Cullen
	Name:	Matthew Cullen
	Title:	General Counsel & Secretary
Date: June 16, 2025